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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)  APRIL 12, 2007

                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           001-9930                                     25-0716800
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    (Commission File Number)                (IRS Employer Identification No.)

           1200 STATE FAIR BOULEVARD
              SYRACUSE, NEW YORK                          13221-4737
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER MATTERS

              On April 12, 2007, The Penn Traffic Company (the "Company") amended its existing Collateral Trust Agreement between the Company, certain of its subsidiaries and Wayne R. Walker, as collateral trustee, to provide for an extension of the Company's Secured Trade Lien Program until April 13, 2008.

                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                             THE PENN TRAFFIC COMPANY



                                             By: /s/ Daniel J. Mahoney
                                                 ------------------------------
                                                 Name:  Daniel J. Mahoney
                                                 Title: VP, General Counsel


Dated:  April 19, 2007